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                                                                      EXHIBIT 32

                                 CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)

    Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Liberty Media Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

    The Quarterly Report on Form 10-Q for the period ended September 30, 2004 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2004 and December 31, 2003 and for the nine months ended September 30, 2004 and 2003.

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Dated: November 9, 2004                        By:                /s/ ROBERT R. BENNETT
                                                    ------------------------------------------------
                                                                    Robert R. Bennett
                                                                 CHIEF EXECUTIVE OFFICER
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Dated: November 9, 2004                        By:              /s/ CHRISTOPHER W. SHEAN
                                                    ------------------------------------------------
                                                                  Christopher W. Shean
                                                          SENIOR VICE PRESIDENT AND CONTROLLER
                                                             (PRINCIPAL ACCOUNTING OFFICER)
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Dated: November 9, 2004                        By:               /s/ DAVID J.A. FLOWERS
                                                    ------------------------------------------------
                                                                   David J.A. Flowers
                                                           SENIOR VICE PRESIDENT AND TREASURER
                                                              (PRINCIPAL FINANCIAL OFFICER)
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    The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.